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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 AND 15(d)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  January 14, 1997
                                                         ----------------


                  BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Nevada                          0-12761                    88-0180496
---------------             ------------------------        ------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



            970 East Main Street, Suite 200, Grass Valley, CA  95945
            -----------------------------------------------------------
               (Address of principal executive officer)      (Zip Code)



                                  916-477-5961
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.   Other Events.
          -------------

                Brush Creek Mining & Development Co. currently has 18,526,584 shares issued and outstanding. With a recent bid price of $0.28, the market value of the public float of Brush Creek is $5,187,443.52. The Company's capital and surplus exceeds $2,000,000. Therefore the Company complies with NASDAQ requirements for listing.

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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 14, 1997

                                            BRUSH CREEK MINING AND
                                            DEVELOPMENT CO., INC.


                                            By: /s/ James S. Chapin
                                                --------------------------------
                                                Name:  James S. Chapin
                                                Title: Chief Executive Officer

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